April 14, 2025
c/o Baker Bros. Advisors LP
860 Washington St. – 3rd Fl.
New York, NY 10014

Re:    Amendment to July 17, 2023 Letter Agreement
Ladies and Gentlemen:
This amendment to the Letter Agreement (as defined below) (this “Amendment”) memorializes the agreement and understanding among Baker Bros. Advisors LP and/or one or more of its Affiliates (each, an “Investor” and together, the “Investors”) and Neurogene Inc., a Delaware corporation, and any successors and assigns (the “Company”), regarding the amendment to that certain Letter Agreement, dated July 17, 2023, by and among the Investors and the Company (the “Letter Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Letter Agreement.
In consideration of the foregoing and the mutual promises and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, by execution of this Amendment, the Company and the Investors hereby agree as follows:
1.Amendment. Effective as of 9:00 AM ET on the date hereof, Section 2 of the Letter Agreement is hereby amended to strike the reference to “12.5%” and replace it with “14.9%.”
2.No Other Amendments. Except as set forth in Section 1 hereto, the Letter Agreement remains in full force and effect with no other amendments thereto.
3.General Provisions. Sections 7-15 of the Letter Agreement are incorporated herein by reference.
[Signature pages follow]

    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.
COMPANY:
NEUROGENE INC.

By: __/s/ Christine Mikail____________
Name: Christine Mikail
Title: President and Chief Financial Officer

[Signature page to Amendment]

    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.
BAKER BROS. ADVISORS LP

By: __/s/ Scott Lessing__________________
Name: Scott Lessing
Title: President

[Signature page to Amendment]